UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2006
GOLDEN STAR RESOURCES LTD.
(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10901 West Toller Drive Suite 300 Littleton, Colorado	80127-6312
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 830-9000
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) Allan J. Marter resigned from his position as Senior Vice President and Chief Financial Officer of Golden Star Resources Ltd. (the “Company”), effective as of October 13, 2006.
(c) Effective October 13, 2006, Roger Palmer, age 56, was appointed interim Chief Financial Officer. Mr. Palmer joined the Company in July 2000 and has served as the Controller since July 2000 and as Vice President-Finance since May 5, 2005. Prior to joining the Company, Mr. Palmer served as corporate controller and later as Manager of Corporate Finance of Getchell Gold from 1992 to 1999.
     Mr. Palmer is employed on at “at will” basis with the Company and is entitled to participate in the Company’s employee benefit plans, including the Executive Management Performance Bonus Plan, the Second Amended and Restated 1997 Stock Option Plan and the Employees’ Stock Bonus Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: October 19, 2006

Golden Star Resources Ltd.
By:	/s/ Peter Bradford
Peter Bradford
President and Chief Executive Officer